Exhibit 10.29

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 10, 2025, is by and among VISKASE COMPANIES, INC., a Delaware corporation (the “Borrower”), the other Subsidiary Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the other Guarantors party thereto, certain financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of October 9, 2020 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, certain Defaults and/or Events of Default may have occurred pursuant to (i) Section 8.01(d) of the Credit Agreement as a result of Borrower’s failure to comply with the covenant set forth in Section 7.11(a) of the Credit Agreement for the Measurement Period ending September 30, 2025 and (ii) Section 8.01(d) of the Credit Agreement as a result of Borrower’s failure to comply with the notice requirements of Section 6.05(a) of the Credit Agreement with respect to the defaults described in clause (i) above (the Defaults and Events of Default described by and listed in this recital, the “Specified Defaults”);

WHEREAS, the Borrower has requested that the Lenders (i) waive the Specified Defaults, and (ii) amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to (i) waive the Specified Defaults and (ii) amend the Credit Agreement, in each case, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I

LIMITED WAIVER

1.01	Limited Waiver of Specified Defaults. Notwithstanding the provisions of the Credit Agreement to the contrary, the Lenders hereby waive, on a one-time basis, the Specified Defaults.
1.02

Effectiveness of Limited Waiver.  These waivers shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any breach, Default or Event of Default of which the Lenders have not been informed by the Loan Parties, (b) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Loan Documents, except as specifically modified or waived by this Amendment, (c) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Loan Documents, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default (other than a Specified Default) which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

Article II

AMENDMENTS TO CREDIT AGREEMENT

Effective as of the Amendment Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, the Credit Agreement (including Exhibit C thereto, but excluding all other Schedules and Exhibits, which shall remain in the original form delivered or most recently amended, as applicable) is hereby amended as set forth in the marked terms on Exhibit A-1 attached hereto. In Exhibit A-1 hereto, deletions of text in the Credit Agreement as amended hereby are indicated by struck-through text, and insertions of text are indicated by bold, double-underlined text. Exhibit A-2 attached hereto sets forth a clean copy of the Credit Agreement as amended hereby, after giving effect to such amendments.

Article III

CONDITIONS TO EFFECTIVENESS

3.01

Closing Conditions.  This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)Executed Amendment.  The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, Lenders constituting the “Required Lenders” and the Administrative Agent.

(b)Default.  After giving effect to this Amendment, no Default or Event of Default shall exist.

(c)Fees and Expenses.  (i) The Lenders shall have received from the Borrower all fees and expenses, if any, due and owing pursuant to (x) the Fifth Amendment Fee Letter, dated the date hereof, among the Borrower, the Administrative Agent and BofA Securities and (y) the Credit Agreement, and (ii) legal counsel for the Administrative Agent shall have received from the Borrower payment of all reasonable and documented out-of-pocket fees and expenses incurred in connection with this Amendment.

(d)Anti-Money-Laundering; Beneficial Ownership. Upon the reasonable request of any Lender, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act, and any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.

(e)September 2025 Equity Issuance. The Borrower shall have consummated the September 2025 Equity Issuance.

Article IV

MISCELLANEOUS

4.01

Amended Terms.  Except as expressly set forth herein or in the Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.02	Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, except for such as have been made or obtained and are in full force and effect.

(d)The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date or those which are qualified by materiality, which shall be true and correct in all respects); provided, however, that no representation or warranty is being made with respect to whether the matters set forth in Section 5.05(b) of the Credit Agreement are true and correct on the date hereof.

(e)After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

4.03

Reaffirmation of Obligations.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, and after giving effect to this Amendment, the Borrower and each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iv) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Obligations, and (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the Obligations.  Each Guarantor hereby reaffirms its obligations under the Guaranty and agrees that its obligation to guarantee the Obligations is in full force and effect as of the date hereof.

4.04	Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
4.05

Entirety.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.06

Counterparts; Telecopy.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

4.07

No Actions, Claims, Etc.  As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

4.08	GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
4.09	Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.10

Jurisdiction; Consent to Services of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.14(b), 11.14(c), 11.14(d) and 11.15 of the Credit Agreement are hereby incorporated into this Amendment by reference, mutatis mutandis.

4.11

General Release.  In consideration of the Administrative Agent’s willingness to enter into this Amendment, on behalf of the Lenders, each Loan Party hereby releases and forever discharges the Administrative Agent, the L/C Issuer, the Swingline Lender, the Lenders and the Administrative Agent’s, the L/C Issuer’s, the Swingline Lender’s,  and the Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Bank Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Loan Party may have or claim to have against any of the Bank Group in any way related to or connected with the Loan Documents and the transactions contemplated thereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	VISKASE COMPANIES, INC.

	By:	/s/ Carolyn Zhang
Name: Carolyn Zhang
Title: Vice President and Chief Financial Officer

GUARANTORS:	VISKASE FILMS, INC.

	By:	/s/ Michael Blecic
Name: Michael Blecic
Title: Vice President, Chief Accounting Officer, and Treasurer

WSC CORP.

By:	/s/ Michael Blecic
Name: Michael Blecic
Title: Vice President, Chief Accounting Officer, and Treasurer

VISKASE DEL NORTE, S.A. DE C.V.

By:	/s/ Michael Blecic
Name: Michael Blecic
Title: Vice President, Chief Accounting Officer, and Treasurer

SERVICIOS VISKASE DEL NORTE, S.A. DE C.V.

By:	/s/ Michael Blecic
Name: Michael Blecic
Title: Vice President, Chief Accounting Officer, and Treasurer

[Signature Page to Fifth Amendment to Credit Agreement]

VISKASE SAS

By:	/s/ Timothy Feast
Name: Timothy Feast
Title: President

VISKASE GMBH

By:	/s/ Timothy Feast
Name: Timothy Feast
Title: Geschäftsführer/Managing Director

CT CASINGS BETEILIGUNGS GMBH

By:	/s/ Timothy Feast
Name: Timothy Feast
Title: Geschäftsführer/Managing Director

WALSRODER CASINGS GMBH

By:	/s/ Timothy Feast
Name: Timothy Feast
Title: Geschäftsführer/Managing Director

VISKASE SPA

By:	/s/ Timothy Feast
Name: Timothy Feast
Title: President

[Signature Page to Fifth Amendment to Credit Agreement]

VISKASE POLSKA SP. Z O.O.

By:	/s/ Timothy Feast
Name: Timothy Feast
Title: President of the Management Board

VISKASE SPAIN SLU

By:	/s/ Timothy Feast
Name: Timothy Feast
Title: Director (Administrador Solidario)

VISKASE SALES PHILIPPINES INC.

By:	/s/ Mark Arroyo
Name: Mark Arroyo
Title: Chairman and President

VISKASE ASIA-PACIFIC CORP.

By:	/s/ Mark Arroyo
Name: Mark Arroyo
Title: Chairman and President

[Signature Page to Fifth Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Rose Thomas
Name: Rose Thomas
Title: Assistant Vice President

BANK OF AMERICA, N.A., individually as a Lender, L/C Issuer and Swingline Lender

By:	/s/ Jeremy Weiss
Name: Jeremy Weiss
Title: Senior Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

BMO BANK N.A., as a Lender

By:	/s/ Frank Aiello
Name: Frank Aiello
Title: Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ J. Eric Bergren
Name: J. Eric Bergren
Title: Senior Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Angela Reilly
Name: Angela Reilly
Title: Senior Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

EXHIBIT A-1

Credit Agreement, as amended

Attached

[Signature Page to Fifth Amendment to Credit Agreement]

EXHIBIT A-2

Clean Credit Agreement, as amended

Attached